                             OCC ACCUMULATION TRUST
                        Supplement dated October 20, 2000
                    to the Prospectus dated July 17, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolio (the "Portfolio"):


                        Science and Technology Portfolio


















Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Risk/Return Summary..........................................................3

Fees & Expenses of the Portfolio.............................................4

Sub-Advisor's Past Performance...............................................5

Principal Investment Strategies..............................................6

Risks........................................................................6

Investment Policies..........................................................8

Fund Management..............................................................9

Share Price.................................................................11

Distributions and Taxes.....................................................11

Financial Highlights........................................................12

                               RISK/RETURN SUMMARY

INVESTMENT GOALS            Science and Technology Portfolio........Capital
                            appreciation

PRINCIPAL INVESTMENT
STRATEGIES                  The Science and Technology Portfolio invests
                            primarily in equity securities of companies which use innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

INVESTMENT
PHILOSOPHY                  OpCap Advisors is the investment adviser to the
                            Portfolio. OpCap Advisors has retained PIMCO Equity
                            Advisors, a division of PIMCO Advisors L.P. ("PIMCO
                            Equity Advisors"), as sub-adviser to the Portfolio.

                            PIMCO Equity Advisors' investment philosophy focuses on the wealth-creating characteristics of a growing business. By combining the characteristics of growth, quality, and time, its investment process seeks to capture the powerful compounding effect of a growing enterprise. PIMCO Equity Advisors seeks to invest in superior companies and then monitor accounts to ensure that it maintains a portfolio of the highest-quality companies available. The investment process includes both quantitative and qualitative screens at identifying candidate securities. PIMCO Equity Advisors aims to significantly outperform the relevant market index over the long term and to control risk relative to the market. There can be no assurance that it will achieve these goals.

PRINCIPAL RISKS             If you invest in the Portfolio you could lose
                            money or the Portfolio could underperform other investments if any of the following happens:

                            -   The stock market goes down

                            -   The Portfolio's investment style (i.e.,
                                growth) falls out of favor with the stock market

                            - The Portfolio's investment sector (e.g., technology, which generally is more volatile than U.S. large cap securities) declines or becomes less liquid

                            - The stocks selected for growth potential do not achieve such growth.

BAR CHART &
PERFORMANCE
TABLE
                            Performance charts provide some indication of the risks of investing. Performance is not shown for the Science and Technology Portfolio because it does not have a full calendar year of performance. Supplemental performance of the sub-adviser with regard to the Science & Technology Portfolio can be found in the section captioned "Sub-Advisor's Past Performance" after the section "Fees & Expenses of the Portfolio."


                        FEES & EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolio.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY                                     None

  Annual Fund Operating Expenses - Expenses that are deducted from Fund assets

                                                                              Total Annual Fund
                                       Management Fees     Other Expenses    Operating Expenses
Science & Technology Portfolio             0.80%               0.20%                1.00%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming: (1) 5% annual return; (2) the Portfolio's operating expenses remain the same, and (3) you redeem all your shares at the end of each period in the table.

                                        1 Year       3 Years       5 Years        10 Years
Science & Technology Portfolio           $102         $318          $552          $1,225


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

                         SUB-ADVISOR'S PAST PERFORMANCE

The performance results shown below represent composite returns (the "Composite") derived from performance data furnished by PIMCO Equity Advisors which is sub-advisor to the Science and Technology Portfolio. The Composite is comprised of all accounts managed by PIMCO Equity Advisors with substantially similar investment objectives, policies and strategies as the Portfolio.

The Composite has not been subject to the same types of expenses and restrictions to which the Portfolio is subject under the Investment Company Act and the Internal Revenue Code. The information regarding the performance of the Composite does not represent the Portfolio's performance. Such information should not be considered a prediction of the future performance of the Science and Technology Portfolio. The Portfolio is newly organized and has no performance record of its own.

The table below shows the average annual total return of the Composite managed by PIMCO Equity Advisors for the period ending September 30, 2000. The Composite's return is also compared against its relevant benchmark (which is the same benchmark for the Science and Technology Portfolio). The performance data for the Composite has been adjusted to reflect the management fees and other expenses actually paid by the Portfolio and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by the Portfolio will be higher than the fees and expenses paid by the Composite. The performance of the Composite would have been lower than that shown below if the Composite had been subject to the fees and expenses of the Portfolio and to other restrictions applicable to investment companies under relevant laws.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIOD ENDED SEPTEMBER 30, 2000)

                                       1998(1)         1999       YEAR TO DATE      LAST 12 MONTHS      SINCE INCEPTION(2)
                                       ----            ----       ------------      --------------      ----------------
Science and Technology Composite       37.22         139.75          21.41              118.82               99.87
Lipper Science & Technology Index      39.06         113.90           6.64               67.56               78.10

  (1) Performance is for the period October 1, 1998 through December 31, 1998.
  (2) The inception period for the Science and Technology Composite is 10/1/98.


Average Annual Total Return: Composite results are measured internally based upon trade date accounting and include the reinvestment of dividends and interest. Results for the full historical period are time weighted. The Composite is valued monthly and portfolio returns are asset weighted using beginning-of-month market values. Quarterly, annual and annualized periods are calculated based upon geometrically linked monthly returns.

The benchmark (or index) for the Composite is a measure of the broad market for the technology


                                       5
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sector. The index is included to provide a detailed basis of comparison. The index is unmanaged and reflects past performance, which is not indicative of future results. For comparison purposes, the unmanaged index is fully invested and returns are gross of investment management fees.


                         PRINCIPAL INVESTMENT STRATEGIES

SCIENCE AND TECHNOLOGY PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies which PIMCO Equity Advisors believes uses innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Although the Portfolio emphasizes technology companies, it is not required to invest exclusively in companies in a particular business sector. The Portfolio is concentrated, investing in approximately 25 mid and large cap stocks. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for technology companies may result from the competitive strategic advantages associated with the use and service of innovative technologies as well as from the successful development and sale of those technologies.


                                      RISKS

Q  What are the risks of investing in the Portfolio?

A The Science and Technology Portfolio invests principally in equity securities which may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.


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

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

   SECTOR RISK - The Science and Technology Portfolio will invest primarily in technology related companies. Companies dependent on new technology and innovative products are more volatile than well established, older companies.

   INVESTMENT STYLES - Growth and technology stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, PIMCO Equity Advisors uses approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

      - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

      - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

      - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

      - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

      - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

      - Euro - The effect of the Euro on international markets has not yet been determined.

      - Emerging Markets - There are greater risks of unstable governments and economies

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         and restriction on foreign ownership in these countries. The Portfolio presently intends to limit investment in emerging markets to no more than 5% of its total assets.

To the extent that the Portfolio invests in debt securities, the Portfolio is exposed to these risks:

         - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

         - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

         - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.


                               INVESTMENT POLICIES

Q  Can the Portfolio change its investment objective and investment policies?

A Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolio use derivative instruments?

A Yes. The Science and Technology Portfolio may use the following derivative instruments:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices.

   The Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet its investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of the Portfolio if :

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of the Portfolio's futures or options positions are not correlated with its other investments
   -  The Portfolio cannot close out a position because of an illiquid market.

Q  Does the Portfolio expect to engage in short-term trading?

A  The Portfolio does not expect to engage in frequent short-term trading.

Q  Can the Portfolio vary from its investment goals?

A When the Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction was completed on May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolio would generally be precluded from effecting principal transactions with the Affiliated Brokers, and the Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolio to take advantage of market opportunities, or the overall performance of the Portfolio.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

The Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap Advisors has retained PIMCO Equity Advisors as subadvisor and OpCap Advisors (and not the Fund) pays a portion of the advisory fees its receives to PIMCO Equity Advisors in return for its services.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million.

OpCap Advisors pays PIMCO Equity Advisors fees at the annual rate of .40% of the first $400 million of average net assets, .375% on the next $400 million of average net assets and .35% of assets in excess of $800 million with respect to the Science and Technology Portfolio for investment advisory services PIMCO Equity Advisors renders to the Portfolio.


PIMCO EQUITY ADVISORS

PIMCO Equity Advisors acts as subadviser to the Science and Technology Portfolio. PIMCO Equity Advisors is a division of PIMCO Advisors L.P., which has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999 PIMCO Advisors and its subsidiary partnerships had approximately $261 billion in assets under management.

PORTFOLIO MANAGER

[PHOTO]

                    Dennis McKechnie, a Certified Financial Analyst, is a Managing Director of PIMCO Equity Advisors. Mr. McKechnie is the manager of the Science and Technology Portfolio and joined PIMCO Equity Advisors in January 1999. He has eight years of investment management experience as the Vice President for Columbus Circle Investors from April 1991 to January 1999. Mr. McKechnie has a BS in Electrical Engineering from Purdue University and a MBA from Columbus Business School.


                                   SHARE PRICE

The Fund calculates the Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

            Net Asset Value =  TOTAL PORTFOLIO ASSETS - LIABILITIES
                              --------------------------------------------------
                               NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value the Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolio does not price its shares so the net asset value of the Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

                              FINANCIAL HIGHLIGHTS

Financial highlights tables are intended to help you understand the Portfolio's financial performance. Certain information will reflect financial results for a single Portfolio share. Total returns will represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Currently, there is no financial highlight information because the Science and Technology Portfolio is newly formed and was not operational during the last fiscal year.

For investors who want more information about the Portfolio, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Fund at 1-800-700-8258.

You can review and copy the Portfolio's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.


OCC ACCUMULATION TRUST

Science and Technology Portfolio


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